SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 25, 2003

                                      BOA

                                  (Depositor)

 (Issuer in respect of MORTGAGE PASS-THROUGH CERTIFICATES, Series 2002-D Trust)

                (Exact name of registrant as specified in charter)

North Carolina                333-74544-11                  02-0620156
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



101 N. Tryon St., Charlotte, NC                             28255
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: 704-387-2111

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                      BOA
                       MORTGAGE PASS-THROUGH CERTIFICATES
                              Series 2002-D Trust

On March 25, 2003, The Bank of New York, as Trustee for BOA, MORTGAGE PASS-THROUGH CERTIFICATES Series 2002-D Trust, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of May 1, 2002, among BOA as Depositor, BANK OF AMERICA MORTGAGE SECURITIES, INC., Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of BOA, MORTGAGE PASS-THROUGH CERTIFICATES Series 2002-D Trust relating to the distribution date of March 25, 2003 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of May 1, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 25, 2003


                                      BOA


                          By: /s/ Diane Pickett
                              ------------------------------
                          Name:   Diane Pickett
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated March 25, 2003


                             Payment Date: 03/25/03


          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
            MORTGAGE PASS-THROUGH CERTIFICATES, Series 2002-D Trust
                        Bank of America, NA, as Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1-A-1     130,081,560.11    5.343000%    12,908,751.94    579,188.15   13,487,940.09       0.00       0.00
                        1-A-2      28,206,244.87    5.343000%     2,799,070.20    125,588.31    2,924,658.50       0.00       0.00
                        1-A-3         916,702.96    5.343000%        90,969.78      4,081.62       95,051.40       0.00       0.00
Residual                1-A-R               0.00    5.343000%             0.00          0.19            0.19       0.00       0.00
                        2-A-1      49,561,310.74    5.799000%     3,023,606.62    239,505.03    3,263,111.65       0.00       0.00
                        1-A-P         351,341.95    0.000000%         4,467.90          0.00        4,467.90       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B-1         4,999,693.46    5.442722%         5,005.65     22,676.60       27,682.25       0.00       0.00
                        B-2         2,776,946.54    5.442722%         2,780.26     12,595.11       15,375.37       0.00       0.00
                        B-3         2,036,361.37    5.442722%         2,038.79      9,236.11       11,274.90       0.00       0.00
                        B-4           556,182.66    5.442722%           556.85      2,522.62        3,079.47       0.00       0.00
                        B-5           647,392.39    5.442722%           648.16      2,936.31        3,584.48       0.00       0.00
                        B-6         1,018,950.01    5.442722%         1,020.16      4,621.55        5,641.71       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        221,152,687.05     -           18,838,916.31  1,002,951.60   19,841,867.91     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1-A-1     117,172,808.17              0.00
                                1-A-2      25,407,174.68              0.00
                                1-A-3         825,733.18              0.00
Residual                        1-A-R               0.00              0.00
                                2-A-1      46,537,704.12              0.00
                                1-A-P         346,874.05              0.00
--------------------------------------------------------------------------------
Subordinate                     B-1         4,994,687.80              0.02
                                B-2         2,774,166.28              0.01
                                B-3         2,034,322.58              0.01
                                B-4           555,625.82              0.00
                                B-5           646,744.23              0.00
                                B-6         1,017,929.84              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        202,313,770.74              0.05
--------------------------------------------------------------------------------

                             Payment Date: 03/25/03


          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
            MORTGAGE PASS-THROUGH CERTIFICATES, Series 2002-D Trust
                        Bank of America, NA, as Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1-A-1 130,081,560.11     5.343000% 06050HJN9    55.981404      2.511766    508.143494
                           1-A-2  28,206,244.87     5.343000% 06050HJP4    55.981404      2.511766    508.143494
                           1-A-3     916,702.96     5.343000% 06052HJQ2    55.981404      2.511766    508.143494
Residual                   1-A-R           0.00     5.343000% 06050HJR0     0.000000      1.912739      0.000000
                           2-A-1  49,561,310.74     5.799000% 06050HJS8    38.422327      3.043498    591.375507
                           1-A-P     351,341.95     0.000000% 06050HJT6     9.968960      0.000000    773.959459
------------------------------------------------------------------------------------------------------------------------
Subordinate                B-1     4,999,693.46     5.442722% 06050HJU3     0.992595      4.496648    990.419949
                           B-2     2,776,946.54     5.442722% 06050HJUV     0.992595      4.496648    990.419949
                           B-3     2,036,361.37     5.442722% 06050HJW9     0.992595      4.496648    990.419949
                           B-4       556,182.66     5.442722% 06050HKA5     0.992595      4.496650    990.420348
                           B-5       647,392.39     5.442722% 06050HKB3     0.992595      4.496648    990.419949
                           B-6     1,018,950.01     5.442722% 06050HKC1     0.992595      4.496648    990.419949
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     221,152,687.05       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
            MORTGAGE PASS-THROUGH CERTIFICATES, Series 2002-D Trust
                        Bank of America, NA, as Servicer
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Prin balance       152,886,021.93    49,427,748.54   202,313,770.47
Loan count                    328              101              429
Avg loan rate           6.357736%        6.392166%             6.37
Prepay amount       15,639,214.91     2,978,235.41    18,617,450.32

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Master serv fees       111,301.84        22,178.01       133,479.84
Sub servicer fees            0.00             0.00             0.00
Trustee fees               562.31           174.86           737.18


Agg advances                  N/A              N/A              N/A
Adv this period              0.00             0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

Coverage Amounts                                            Total
----------------                                            -----
Bankruptcy                   0.00             0.00             0.00
Fraud                        0.00             0.00             0.00
Special Hazard               0.00             0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           94.562973%           100.000000%            209,117,160.63
   -----------------------------------------------------------------------------
   Junior            5.437027%             0.000000%             12,023,476.55
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           4                 2,046,727.93
60 to 89 days                           1                   357,739.49
90 or more                              1                   647,414.19
Foreclosure                             0                         0.00

Totals:                                 6                 3,051,881.61
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           19,841,867.91         19,841,867.91
Principal remittance amount           18,838,916.31         18,838,916.31
Interest remittance amount             1,002,951.60          1,002,951.60